UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to S240.14a-11(c) of S240.14a-12

Quantum Fuel Systems Technologies Worldwide, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 27, 2011

Meeting Information
QUANTUM FUEL SYSTEMS TECH. WORLDWIDE INC	Meeting Type: Annual Meeting
For holders as of: September 01, 2011
Date: October 27, 2011 Time: 1:30 PM PDT
Location: Hyatt Regency Irvine
17900 Jamboree Blvd.
Irvine, CA 92014 For Directions please call: (949) 399-4500

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC. 17872 CARTWRIGHT ROAD IRVINE, CALIFORNIA 92614	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. Annual Report            2. Notice & Proxy Statement

  How to View Online:

  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

  *     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 13, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees
01 Paul E. Grutzner 02 Brian A. Runkel 03 Carl E. Sheffer

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4:

2 Proposal to ratify the appointment of Haskell & White LLP as the Company’s independent auditors for its fiscal year ending April 30, 2012.

3 Proposal to approve the Quantum Fuel Systems Technologies Worldwide, Inc. 2011 Stock Incentive Plan.

4 Advisory and non-binding vote to approve the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

5 Advisory and non-binding vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

NOTE: In their discretion, the proxy agents named above are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

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